SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Dominion Funds, Inc.

(Name of Registrant as Specified in Its Charter)

Not Applicable

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Foxhall Global Trends Fund

a series of

Dominion Funds, Inc.

35 Old Tavern Road

Orange, CT 06477

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [            ], 2012

Dear Shareholders:

The Board of Directors of the Dominion Funds, Inc. (the “Company”), an open-end management investment Company organized as a Delaware corporation, has called a special meeting of the shareholders of Foxhall Global Trends Fund (the “Fund”), to be held at the offices of the Company’s administrator, 450 Wireless Blvd., Hauppauge, NY  11788, on [            ], 2012 at [____] [p][a].m., Eastern time, for the following purposes:

1.   To approve a new Investment Advisory Agreement with Fairfax Global Markets LLC.  No fee increase is proposed.

2.

To elect one individual to the Board of Directors of the Company.

3.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [            ], 2012 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

The Board of Directors of the Company unanimously recommends that you cast your vote “FOR” Proposal 1 and “FOR” the election of the director nominee in Proposal 2, as described in the Proxy Statement.

By Order of the Board of Directors

__________________________

Paul Dietrich, President

[            ], 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON [            ], 2012:

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Investment Advisory Agreement) and Proxy Voting Ballot are available at [___________].

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, or by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

Foxhall Global Trends Fund

a series of

Dominion Funds, Inc.

with its principal offices at

35 Old Tavern Road

Orange, CT 06477

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PROXY STATEMENT

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [             ], 2012

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or the “Directors”) of Dominion Funds, Inc. (the “Company”) on behalf of Foxhall Global Trends Fund (the “Fund”), for use at a Special Meeting of Shareholders of the Company (the “Meeting”) to be held at the offices of the Company’s administrator, 450 Wireless Blvd., Hauppauge, NY  11788 on [  ], 2012 at [____] [p][a].m., Eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [    ], 2012.

The Meeting has been called by the Board of Directors of the Company for the following purposes:

1.

To approve a new Investment Advisory Agreement with Fairfax Global Markets LLC.  No fee increase is proposed.

2.

To elect one individual to the Board of Directors of the Company.

3.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [            ], 2012 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual and semi-annual report, including financial statements and schedules, are available at no charge by sending a written request to the Fund, 450 Wireless Blvd., Hauppauge, NY 11788 or by calling 1-866-270-1222.

PROPOSAL 1

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE COMPANY AND FAIRFAX GLOBAL MARKETS LLC

Background

The primary purpose of this proposal is to enable Fairfax Global Markets LLC (“Fairfax”) to serve as the investment adviser to the Fund.  To do so, the Directors are requesting that shareholders approve a new investment advisory agreement between the Company, on behalf of the Fund, and Fairfax (the “New Advisory Agreement”). Approval of the New Advisory Agreement will not raise the fees paid by the Fund or the Fund’s shareholders.  The New Advisory Agreement is similar in all material respects to the prior investment advisory agreement with Foxhall Capital Management, Inc. (the “Prior Advisory Agreement”) and the Interim Agreement under which Washington Asset Management II, LLC (“Washington Asset Management”) recently managed the Fund (the “Interim Agreement”).  The effective date of the New Advisory Agreement will be the date shareholders of the Fund approve the New Advisory Agreement.

The Prior Advisory Agreement terminated automatically on April 5, 2012, when Foxhall Capital Management, Inc. (“Foxhall Capital”) assigned the investment advisory agreement with the Fund to Washington Asset Management.  At an in-person Board meeting held on April 5, 2012, the Fund’s Board of Directors approved the appointment of Washington Asset Management, located at 4 North Madison Street, Middleburg, Virginia  20118, to serve as investment adviser to the Fund under the Interim Agreement, until approval by a majority of the Fund’s shareholders of a new advisory agreement with Washington Asset Management was obtained.  On July 2, 2012, Washington Asset Management elected not to continue the employment of Paul Dietrich, President and Director of Dominion Funds, Inc. As a result, the Board held a special meeting at which they terminated the Interim Agreement. It was the consensus of the Board that, without Mr. Dietrich, Washington Asset Management did not have the necessary resources to manage the Fund. Mr. Dietrich has provided portfolio management services to the Fund for much of the Fund’s existence, and Washington Asset Management had no experience managing the Fund’s investments other than through Mr. Dietrich. Upon termination of the Interim Agreement, Mr. Dietrich, in his capacity as President of Dominion Funds, Inc., assumed control of the management of the Fund’s investments until a new advisory agreement could be approved. Under this temporary arrangement, Mr. Dietrich receives no compensation for management of the Fund.

At a meeting held on July 12, 2012 (the “Board Meeting”), the Board of Directors of the Company approved the New Advisory Agreement for the Fund, subject to shareholder approval.  The terms of the New Advisory Agreement are identical in all material respects to those of the Prior Advisory Agreement, except that the date of its execution, effectiveness, and termination are changed.

Pursuant to the terms of the New Advisory Agreement, Fairfax will manage the Fund’s investments on a day-to-day basis and will employ substantially the same investment strategies as the previous advisers in managing the Fund’s assets.  Under the New Advisory Agreement, the Fund will pay Fairfax an annual advisory fee equal to 1.00% of the Fund’s average daily net assets.  This advisory fee is the same as that paid to the Foxhall Capital under the Prior Advisory Agreement and the same as that agreed to be paid to Washington Asset Management under the Interim Agreement.  The New Advisory Agreement may be terminated at any time, and without the payment of any penalty, by the Fund on 60 days prior written notice to Fairfax. Under an Expense Limitation Agreement, Fairfax has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until the termination of the Interim Agreement, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (excluding acquired fund fees and expenses, brokerage fees and commissions, borrowing costs, taxes and extraordinary expenses such as litigation) do not exceed an annual rate of 2.25% of the Fund’s average daily net assets.  The expense limits are the same as those provided by the advisers under the Prior Advisory Agreement and the Interim Agreement.

The 1940 Act requires that management agreements, other than certain interim management agreements, be approved by a vote of a majority of the outstanding shares of a fund.  Therefore, shareholders are being asked to approve the proposed New Advisory Agreement.

The Advisory Agreement

As under the terms of both the Prior Advisory Agreement and the New Advisory Agreement, an annual advisory fee to the Fund equal to 1.00% of the Fund’s average daily net assets is charged to the Fund. For such compensation, Foxhall Capital, at its expense, continuously furnished an investment program for the Fund, made investment decisions on behalf of the Fund, and placed all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Directors may determine.  The Prior Advisory Agreement was initially approved by the shareholders of the Fund on December 21, 1999. The Board of Directors, including the Independent Directors (as defined in the 1940 Act), last renewed the Prior Advisory Agreement at a meeting on August 23, 2011.

Subject to shareholder approval, the Company will enter into the New Advisory Agreement with Fairfax.  The terms of the New Advisory Agreement is identical in all material respects to those of the Prior Advisory Agreement, except that the date of execution, effectiveness, and termination are changed.  If the New Advisory Agreement with Fairfax is not approved by shareholders, the Board of Directors and Fairfax will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The New Advisory Agreement, like the Prior Advisory Agreement, provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Directors at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund.  The New Advisory Agreement automatically terminates on assignment and is terminable upon notice by the Fund.  In addition, the New Advisory Agreement may be terminated on not more than 60 days’ notice by Fairfax given to the Fund.

The New Advisory Agreement, like the Prior Advisory Agreement, provides that Fairfax shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Advisory Agreement is attached as Appendix A.  You should read the New Advisory Agreement.  The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Fees and Expenses of the Fund

During the Fund’s fiscal year ending June 30, 2012, Foxhall Capital earned management fees of $[    ] for services to the Fund under the Prior Advisory Agreement and waived $[    ] of those fees pursuant to Foxhall Capital’s expense limitation agreement with the Company with respect to the Fund.

Information Concerning Fairfax Global Markets

Fairfax is a Delaware limited liability company located at 2 West Washington Street, Middleburg, VA 20118.  Fairfax was formed in May 2012, and is 5% owned by Mr. Dietrich, President and Director of Dominion Funds, Inc. Fairfax is controlled by James A. Auffenburg, its majority member. The names, titles, addresses, and principal occupations of the principal executive officers and members of Fairfax are set forth below:

Name and Address:*	Title:	Principal Occupation:
Paul G. Dietrich	Portfolio Manager, Chief Executive Officer, and Member	Portfolio Manager
James A. Auffenburg	Member	Chief Executive Officer, Auffenburg Dealership Group
Matthew S. Hardin	Chief Compliance Officer	Chief Compliance Officer

* The address for each officer and member isFairfax Global Markets LLC, 2 West Washington Street, Middleburg, VA 20118.

Evaluation by the Board of Directors

In evaluating the New Advisory Agreement, the Board considered and evaluated, among other factors, (a) the terms and conditions of the new Advisory Agreement, including the nature, extent and quality of the advisory services, performance of the Fund and overall Fund expenses; (b) the Advisor’s compensation and profitability; (c) benefits derived by the Advisor as a result of its relationship with the Fund; (d) economies of scale; and (e) the Directors’ legal duties in approving the Investment Advisory Agreement.

NATURE, EXTENT AND QUALITY OF INVESTMENT ADVISORY SERVICES

The Board discussed the qualifications of the Adviser’s key personnel, the experience of the Adviser in managing mutual funds and its compliance policies. The Board considered the competence, integrity and research capabilities of the Adviser.  It was then discussed that, under the New Advisory Agreement, Paul Dietrich will continue as the investment manager of the Foxhall Global Trends Fund.  Matt Hardin is now Fairfax’s Chief Compliance Officer.  Neil Lukonis and Tap Gwatura will continue as traders and portfolio administrators and will continue with the same portfolio reporting responsibilities.

INVESTMENT PERFORMANCE OF THE FUND

While the basic investment strategy of the Fund remains unchanged, the investment manager has made several recent refinements to reduce trading and volatility.  The Fund now over-weights larger cap stocks.  The Fund has also incorporated a new technical indicator, the “S&P 100 Index of stocks over their 200-day moving average” as a tactical signal to exit long-term bear markets for the Fund.  The Fund has also incorporated the use of the weekly MACD chart as a stop-loss signal.  Paul Dietrich, the former investment adviser for the fund and now Fairfax’s Chief Investment Officer, will continue to be the investment manager for the Fund.

ADVISORY FEE, COST OF SERVICES AND PROFITS REALIZED BY THE ADVISER

The Board considered the Foxhall Global Trend Fund’s advisory fee and total expenses. The Board determined that the Fund’s gross advisory fee and gross and net total expense ratio was within the range of fees charged to other funds in the Peer Group. However, the Board noted that the Fund’s gross advisory fee and total expense ratio was relatively high versus the other funds in the Peer Group. The Fund’s gross advisory fee of 1.00% was the highest in the Peer Group, with three funds in the Peer Group also charging a gross advisory fee of 1.00%. The Fund’s gross total expense ratio was higher than 11 of the 12 funds in the Peer Group. However, the Board considered that the Adviser’s current total expense cap of 2.25% of Fund assets made the Fund more competitive within the Peer Group. After the effect of the Adviser’s expense cap, the Fund’s net total expense ratio was higher than 8 of the 12 funds in the Peer Group. The Board also noted that the Fund’s gross advisory fee is lower than the advisory fee charged by the Adviser to its separate account. Further, the Adviser generally does not waive any of its advisory fees with respect to the separate account.

BENEFITS DERIVED BY THE ADVISER FROM ITS RELATIONSHIP WITH THE FUND

The Directors considered whether other “fall out” or ancillary benefits accrue to the Adviser as a result of its relationship with the Fund. The Board identified no “fall out” or ancillary benefits to the Adviser in light of its relationship to the Fund.

ECONOMIES OF SCALE

The Directors considered economies of scale with respect to the Fund. The Directors acknowledged that while certain efficiencies may be realized with a significant increase in the Fund’s assets, at the Fund’s current asset level economies of scale is not a relevant factor to the Fund.

CONCLUSION

Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the New Advisory Agreement with Fairfax, and as assisted by the advice of independent counsel, the Board, including the Independent Directors, concluded that the advisory fees are reasonable and that approval of such New Advisory Agreement is in the best interests of the shareholders of the Fund.

The Board of Directors of the Company, including the Independent Directors, recommends that shareholders of the Fund vote “FOR” approval of the New Advisory Agreement.

PROPOSAL 2

ELECTION OF DIRECTOR

In this proposal, shareholders are being asked to elect John L. Helmly (the "Nominee") to the Board of Directors of the Company.  The Nominee has agreed to serve on the Board of Directors for an indefinite term.  The Company is not required, and does not intend, to hold annual shareholder meetings for the election of Directors.  As a result, if elected, the Nominee will serve indefinitely until his successor is duly elected and qualified.

The Board of Directors currently consists of Messrs Paul Dietrich, C. Thomas McMillen, and Derek Way-jai Lee, each of whom have agreed to continue to serve on the Board of Directors.  Mr. McMillen and Mr. Lee are not “interested persons” of the Company as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (referred to hereafter as “Independent Directors”).

In order to further enhance the strength of the Board, the Board voted to increase its size from three Directors to four Directors.  To fill the newly created Director position, Mr. Helmly was nominated for election to the Board of Directors by the Board’s Nominating Committee, which consists of the Board’s two Independent Directors, Mr. McMillen and Mr. Lee.  If elected, Mr. Helmly will be considered to be an Independent Director.

The Board approved the nomination of Mr. Helmly at a meeting held on April 5, 2012.  If elected, Mr. Helmly will assume office immediately thereafter.

Information about the Nominee, Incumbent Directors and Officers

New Independent Director Nominee

Below is information about the Nominee and the attributes that qualify him to serve as a Director.  The information provided below is not all-inclusive.  Many Director attributes involve intangible elements, such as intelligence, work ethic, and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions.  The Board does not believe any one factor is determinative in assessing a Director’s qualifications, but that the experience and background of the Nominee make him highly qualified.

The Board believes the Nominee possesses experiences, qualifications and skills valuable to the Fund.  The Board noted that the Nominee has extensive experience in corporate finance and leasing, including business valuation, financial controls, debt facilities, and advisory services, as well as in the technology sector, including commercial and government markets.  The Board believes the Nominee’s background and broad experience would bring a diversity of viewpoint to the Board.

Additional information about the Nominee for Director, including the Nominee’s address, age, principal occupation, and other directorships held during the past five years, is set forth in the following table:

Name, Address and Age	Position Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Company Overseen by Nominee for Director	Other Directorships Held by the Nominee for Director During the Past 5 Years
John L. Helmly 1005 North Globe Road Suite 550 Arlington, VA 22201 Age: [ ]	Director Nominee	Indefinite, None	Taproot Capital(corporate finance and leasing company), President (November 2007 – Present). GTSI Financial Services, Inc. (leasing company), President (September 2002 – November 2007).	2	None

The following tables provide information regarding all incumbent Directors, as well as the officers of the Company.  Information relating to the incumbent Independent Directors is presented separately.

Incumbent Independent Directors

Name, Address and Age	Position Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Company Overseen by Director	Other Directorships Held by the Director During the Past 5 Years

C. Thomas McMillen 4601 Fairfax Drive, Suite 1200 Arlington, VA 22201 Age: 60	Director	Indefinite term; (Director since October 2009)

Homeland Security Capital Corporation, Chief Executive Officer and Chairman of the Board (August 2005 to Present) and President (August 2005 to March 2007 ). (Homeland Security Capital Corporation provides capital and management advice for developing companies.)

Washington Capital Advisors, Chief Executive Officer (2003 to Present).

NVT License Holdings, LLC, Sole member and manager (March 2010 to present). (NVT License Holdings is a license holder for television stations).

Fortress America Acquisition Corporation (now Fortress International Group, Inc., which designs, builds and maintains data centers), Chairman (December 2004  to January 2007); Vice Chairman and Director (January 2007 to August 2008 ).

Secure America Acquisition Corporation, (now Ultimate Escapes, Inc.), Chairman and Co-Chief Executive Officer (October 2007 to October 2009); Director  (October 2009 to  December 2010); Vice Chairman (November 2009 to December 2010) .

			2	3

Derek Way-jai Lee 150 Broadway, Suite 506 New York, NY 10038 Age: 31	Director	Indefinite, (Since October 2009)	Managing Partner, LG Fairmont Group, June 2010 to Present. Founder, 21Causes, June, 2006 to June 2010.	2	None

Incumbent Interested Director and Company Officers

Name, Address and Age	Position(s)Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Company Overseen by Director	Other Directorships Held by the Nominee for Director During the Past 5 Years
Paul Dietrich * 35 Old Tavern Road 2nd Floor Orange, CT 06477 22314 Age: 63	Chairman, President, Director	Indefinite term; Director since 2001; Chairman since 2002; President since 2003	President and CEO of Eton Court Asset Management, Ltd. (“Eton Court”) (parent of Foxhall Capital Management, Inc., the Fund’s investment advisor).	2	None
Lynn Bowley 4020 So. 147th Street Omaha, NE 68137 Age: 53	Chief Compliance Officer	Officers are elected annually; Chief Compliance Officer Since March 2009	Compliance Officer of Northern Lights Compliance Services, LLC since 2007.	n/a	n/a

* Mr. Dietrich is an interested person of the Fund because he is an affiliated person of the Adviser.

The following tables set forth the aggregate dollar range of equity securities owned by the Nominee and each incumbent Director of the Company as of August 31, 2012.

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Incumbent Director or Nominee in Family of Investment Companies
Paul Dietrich	$1-$10,000	$1-$10,000
Charles T. McMillen	None	None
Derek Wai-jai Lee	None	None
John L. Helmly	None	None

Director Compensation

The following table sets forth information regarding compensation of Directors by the Company for the fiscal year ended June 30, 2012:

Name and Position	Aggregate Compensation from the Fund for Service to the Company	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
Paul Dietrich, Chairman	$0	$0	$0	$0
Charles T. McMillen, Director	$[ ]	$0	$0	$[ ]
Derek Wai-jai Lee, Director	$[ ]	$0	$0	$[ ]

Board Leadership Structure.  The primary responsibility of the Board of Directors is to represent the interests of the shareholders of the Company and to provide oversight of the management of the Company.  The Board is led by Mr. Dietrich, who serves as Chairman.  Mr.

Dietrich is an interested person by virtue of his interest in the Fund's Adviser.  The Board of Directors is currently comprised of Mr. Dietrich and two Independent Directors.  The Board does not have a lead Independent Director, but governance guidelines provide that Independent Directors will meet in executive session at each Board meeting.  Under the applicable By-Laws and governance guidelines, the Chairman is generally responsible for (a) chairing board meetings, (b) setting the agendas for these meetings and (c) providing information to Board members in advance of each Board meeting and between Board meetings.  Generally, the Company believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Company believes that its Chairman, together with the Audit Committee and the full Board of Directors, provide effective leadership that is in the best interests of the Funds and each shareholder.

Board Risk Oversight. The Directors have determined that its leadership structure allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the Fund's affairs. While day-to-day risk management functions are assumed by the Adviser and other Fund service providers, the Board of Directors is responsible for overseeing risk management. The Directors regularly receive reports regarding investment risks and compliance risks. The Board considers these risks and their potential impact on the Fund and engages in discussions concerning risk management with the Fund’s Adviser and its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Audit Committee.  The Board has a standing Audit Committee which is composed of each of the Independent Directors of the Company.  The Audit Committee operates under a written charter approved by the Board.  The principal responsibilities of the Audit Committee include:  recommending which firm to engage as the Company’s independent auditor and whether to terminate this relationship; reviewing the independent auditors’ compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Company’s independent auditor to the Fund and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Directors; reviewing the results of each external audit, including any related management letter and other written communications submitted by the auditor in connection with the audits of financial statements and internal controls of the Fund and the Adviser’s responses; reports submitted to the Committee by the Company’s administrator concerning the internal controls and performance of the administrator; reviewing the Company’s audited financial statements; reviewing changes regarding auditing and accounting principles and practices; and other audit related matters.  Mr. McMillen and Mr. Lee currently serve as members of the Audit Committee.  The Audit Committee met [once] during the fiscal year ended June 30, 2012.

Nominating Committee.  The Nominating Committee reviews the qualifications of potential Director candidates and makes recommendations to the full Board.  In the evaluation process, the Nomination Committee takes into account a variety of factors, including senior-level business, management, or regulatory experience; financial literacy or other professional or professional or business experience relevant to an understanding of the Company and its business; and diversity of viewpoints, backgrounds, experiences and other demographics.  The Company accepts Director nominations from shareholders as discussed in “Shareholder Proposals” in this Proxy Statement.  The Nominating Committee met [once] during the fiscal year ended June 30, 2012.

The Board of Directors of the Company, including the Independent Directors, recommends that shareholders of the Fund vote “FOR” election of the new director.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is an open-end diversified management investment Company. The Fund is a series of shares of common stock, $.00l par value, of Dominion Funds, Inc. (the “Company”), which was formed as a Texas corporation on June 5, 1992. Pursuant to a Plan of Reorganization, the Dominion Insight Growth Fund was reorganized into the Shepherd Large Cap Growth Fund which commenced operations on April 16, 2002. Since inception in 1992, the Dominion Insight Growth Fund primarily invested in mid-cap growth and technology stocks. Beginning October 1, 2001, the Fund’s investment advisor restructured the investment portfolio to focus on large-cap growth stocks that meet certain Values-Based screens. The Fund changed its name from Dominion Insight Growth Fund to Shepherd Large Cap Growth Fund in April 2002 and then again to Shepherd Fund in August 2008 and Foxhall Global Trends Fund in December 2009.  The Company’s principal executive offices are located at 35 Old Tavern Road, Orange, CT 06477.  The Board of Directors supervises the business activities of the Fund.  Like other mutual funds, the Fund retains various organizations to perform specialized services.  The Fund currently does not retain an investment adviser.  Northern Lights Distributors, LLC, located at 4020 South 147th Street, Suite 2, Omaha, Nebraska  68137, serves as principal underwriter and distributor of the Fund.  Gemini Fund Services, LLC, with principal offices located at 4020 South 147th Street, Omaha, Nebraska  68137 provides the Fund with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Advisory Agreement and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Company did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Company revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were [____________] shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal 1.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Advisory Agreement.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of the proposed New Advisory Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Company, there were no Directors or officers of the Company [or other shareholders] who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the Company knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Fund.  To the best knowledge of the Company, the beneficial owners of more than 5% of the outstanding shares of the Fund are listed in the following table.

Name and Address	Status of Holding	Number of Shares Owned	Percentage Held
[ ]	[ ]	[ ]	[ ]

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.  [As a group, the Directors and officers of the Company owned less than 1% of the outstanding shares of the Fund as of the Record Date.  As a result, the Directors and officers as a group are not deemed to control the Fund.]

SHAREHOLDER PROPOSALS

The Company has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Company’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Company’s proxy materials must be received by the Company within a reasonable time before the solicitation is made.  The fact that the Company receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, that must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Paul Dietrich, President, Dominion Funds, Inc., 450 Wireless Blvd., Hauppauge, NY  11788.

COST OF SOLICITATION

The Board of Directors of the Company is making this solicitation of proxies.  No proxy solicitation firm has been engaged to assist in the solicitation.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of proxies will be borne by Fairfax.  In addition to solicitation by mail, the Company will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and Fairfax will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Company and Fairfax may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Company’s Board of Directors knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Company did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Company may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Company if you wish to receive a separate copy of the Proxy Statement, and the Company will promptly mail a copy to you.  You may also call or write to the Company if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Company at 1-866-270-1222, or write the Company at 450 Wireless Blvd., Hauppauge, NY  11788.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON [            ], 2012:

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of the proposed Investment Advisory Agreement), and Proxy Card are available at [            ].

BY ORDER OF THE BOARD OF DIRECTORS

Paul Dietrich, President

Dated [            ], 2012

If you have any questions before you vote, please call our proxy information line at [1-866-270-1222].  [Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote.]  You may also receive a telephone call reminding you to vote your shares.  Thank you for your participation in this important initiative.

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE, CALL THE NUMBER LISTED ON YOUR PROXY CARD, OR FAX YOUR PROXY CARD TO THE NUMBER LISTED ON YOUR PROXY CARD OR VOTE BY INTERNET AS INDICATED IN THE VOTING INSTRUCTION MATERIALS.

Appendix A

INVESTMENT ADVISORY AGREEMENT

Between

DOMINION FUNDS, INC.

 and

FAIRFAX GLOBAL MARKETS LLC

DOMINION FUNDS, INC.

(Foxhall Global Trends Fund)

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made as of [_____________], 2012, by and between Dominion Funds, Inc., a Texas corporation (the "Company"), and Fairfax Global Markets LLC, a Delaware limited liability Company (the "Advisor").

RECITALS

     WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end diversified management investment Company; and

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor; and

     WHEREAS, the Company's Articles of Incorporation authorize the Board of Directors of the Company to classify or reclassify authorized but unissued shares of the Company and, as of the date of this Agreement, the Company's Board of Directors has authorized the issuance of a series of shares representing interests in Foxhall Global Trends Fund ; and

     WHEREAS, the Company and the Advisor desire to enter into an agreement to provide for investment advisory services to the Company's Foxhall Global Trends Fund  (the "Fund") upon the terms and conditions hereinafter set forth; and

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1.

ADVISORY SERVICES. The Advisor shall act as investment advisor for the Fund and shall, in such capacity, supervise all aspects of the Fund's investments, including the investment and reinvestment of the cash, securities or other properties comprising the Fund's assets and supervise the activities of one or more sub-advisors deemed necessary to carry out the Fund’s investment program, subject at all times to the policies and control of the Company's Board of Directors. The Advisor shall give the Company and the Fund the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor hereunder.

     2.

 INVESTMENT ANALYSIS AND IMPLEMENTATION. In carrying out its duties under paragraph 1 hereof, the Advisor shall:

     (a)  obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign, or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the assets of the Fund or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund;

     (b)  determine which issuers and securities shall be represented in the Fund's investment portfolio and regularly report thereon to the  Company's Board of Directors;

    (c)  formulate and implement continuing programs for the purchases and sales of the securities of such issuers, and regularly report thereon to the Company's Board of Directors; and

(d)  order or direct the execution of securities transactions on behalf of the Fund, select broker-dealers and negotiate brokerage commission rates.

and take, on behalf of the Company and the Fund, all actions which appear to the Company and the Fund necessary to carry into effect such purchase and sale programs as aforesaid.

     3.

CONTROL BY BOARD OF DIRECTORS. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Fund, including, but not limited to, decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates, shall at all times be subject to any directives of the Board of Directors of the Company.

     4.

COMPLIANCE WITH APPLICABLE REQUIREMENTS. In performing its duties hereunder, the Advisor shall at all times conform to:

     (a)  all applicable provisions of the Act and the Advisers Act, and any rules and regulations adopted thereunder;

     (b)  the provisions of the registration statement of the Company relating to the Fund, as the same may be amended from time to time, under the Securities Act of 1933 and the Act;

     (c)  the provisions of the Articles of Incorporation of the Company, as the same may be amended from time to time;

     (d)  the provisions of the By-laws of the Company, as the same may be  amended from time to time; and

     (e)  any other applicable provisions of state, federal or foreign law.

     5.

BROKER-DEALER RELATIONSHIPS. The Advisor's primary consideration in effecting a security transaction shall be to obtain execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor shall take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor with respect to the Fund, and other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to brokers and dealers who also provide research or statistical material, or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor shall report on said allocations regularly to the Board of Directors of the Company, indicating the brokers to whom such allocations have been made and the basis therefor.

     6.   COMPENSATION. The Company shall pay the Advisor, as compensation for services rendered hereunder, an annual investment advisory fee, payable monthly, equal to 1.0% of the average daily net assets of the Fund. The average daily net assets of the Fund shall be determined in the manner set forth in the Company's Articles of Incorporation and registration statement relating to the Fund, as amended from time to time.

     7.

ADVISOR'S EXPENSES. The Advisor shall furnish at its own expense all administrative services, office space, equipment and facilities, investment advisory, statistical and research services, and executive, supervisory and clerical personnel necessary to perform its duties and obligations hereunder.

     8.

RECORDS. The Advisor shall comply with the record keeping provisions of Section 204 of the Advisers Act and Rule 204-2 thereunder, and shall provide to the Company, upon the Company's request, copies of such records.

     9.

NON-EXCLUSIVITY. The services of the Advisor to the Company and the Fund are not to be deemed exclusive, and the Advisor shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers and Directors of the Advisor may serve as officers and Directors of the Company, and that officers and Directors of the Company may serve as officers and Directors of the Advisor, to the extent permitted by law; and that officers and Directors  of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, Directors or Directors of any other firm or Company, including other investment advisory companies.

     10.

TERM AND APPROVAL. This Agreement shall be effective on the date hereof, provided that this Agreement shall not take effect unless it has first been approved: (i) by a majority vote of those Directors of the Company who are not parties to this Agreement or “interested persons” (as defined in Section 2(a)(19) of the Act) of any party to this Agreement (“Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval, and (ii)  by the vote of "a majority of the outstanding voting securities" of the Fund (as defined under Section 2(a)(42) of the Act). This Agreement shall thereafter continue in force and effect for two years from the date of its execution, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

     (a)(i) by the Company's Board of Directors or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined  under Section 2(a)(42) of the Act); and

     (b)  by the affirmative vote of a majority of the Independent Directors of the Company , by votes cast in person at a meeting specifically called for such purpose.

     11.

 TERMINATION. This Agreement may be terminated as to the Fund at any time, without payment of any penalty, by vote of the Company's Board of Directors or by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, on sixty (60) days' written notice to the other party. The notice herein provided for may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its "assignment" (as defined under Section 2(a)(4), of the Act).

     12.  LIABILITY OF ADVISOR AND INDEMNIFICATION. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, Directors or employees, the Advisor shall not be subject to liability to the Company, the Fund or any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses than may be sustained in the purchase, holding or sale of any security. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any officer, Director or employee of the Advisor, the Company hereby agrees to indemnify and hold the Advisor harmless from and against all claims, actions, suits, and proceedings at law or in equity, whether brought or asserted by a private party or a governmental agency, instrumentality or entity of any kind, relating to the sale, purchase, pledge of, advertisement of, or solicitation of sales or purchases of any security (whether of  the Fund or otherwise) by the Company, its officers, Directors, employees or agents in alleged violation of applicable federal, state or foreign laws, rules or regulations. The Company's obligations under this paragraph 12 shall be payable only from, and limited to, the assets of the Fund, and not from the assets of any other series of shares of the Company.

     13.

NOTICES. Any notices under this Agreement shall be in writing, addressed and delivered by hand, telecopied or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice. Until further notice, it is agreed that the addresses of the Company and the Advisor shall be 4 North Madison Street, Middleburg, Virginia  20118.

     14.  QUESTIONS OF INTERPRETATION. Questions of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the Courts of the United States, or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the Act. In addition, where the effect of a requirement of the Act reflected in any provision of the Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective duly authorized officers on the day and year first written above.

DOMINION FUNDS, INC.

on behalf of its Foxhall Global Trends Fund

By: ________________

Paul Dietrich

President

FAIRFAX GLOBAL MARKETS LLC

By: _______________

Paul Dietrich

Chief Executive Officer

PROXY

DOMINION FUNDS, INC.

FOXHALL GLOBAL TRENDS FUND

SPECIAL MEETING OF SHAREHOLDERS

[         ], 2012

The undersigned shareholder of the Foxhall Global Trends Fund (the "Fund"), a series of Dominion Funds, Inc. (the “Company”), hereby nominates, constitutes and appoints [    ], the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Meeting of Shareholders of the Fund to be held at 450 Wireless Blvd., Hauppauge, NY  11788 on [    ], 2012 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

Proposal 1. To approve a new Investment Advisory Agreement between Dominion Funds, Inc. and Fairfax Global Markets LLC with respect to Foxhall Global Trends Fund

☐ FOR                      ☐ AGAINST                       ☐ ABSTAIN

Proposal 2. To Elect John L. Helmly to the Board of Directors of Dominion Funds, Inc.

☐ FOR                      ☐ WITHHOLD

The Board of Directors recommends a vote "FOR" on each of the above proposals.  The Proxy shall be voted in accordance with the recommendations of the Board of Directors unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions.  In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Directors, if any.

________________

DATED:________, 2012

_____________________________________

(Number of Shares)

(Please Print Your Name)

__________________________________________

(Signature of Shareholder)

__________________________________________

(Please Print Your Name)

__________________________________________

(Signature of Shareholder)

(Please date this proxy and sign your name as it appears on the label.  Executors, administrators, trustees, etc. should give their full titles.  All joint owners should sign.)

This Proxy is solicited on behalf of the Company's Board of Directors, and may be revoked prior to its exercise by filing with the President or Secretary of the Company an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.